Putnam Sustainable Leaders Fund
The fund's portfolio
9/30/20 (Unaudited)

COMMON STOCKS (98.9%)(a)
	Shares	Value
Airlines (0.6%)
JetBlue Airways Corp.(NON)	3,051,400	$34,572,362

		34,572,362
Banks (3.1%)
Bank of America Corp.	4,950,700	119,262,363
First Republic Bank	465,900	50,811,054

		170,073,417
Beverages (1.0%)
Heineken NV (Netherlands)	596,164	52,978,937

		52,978,937
Biotechnology (2.9%)
Amgen, Inc.	361,100	91,777,176
Vertex Pharmaceuticals, Inc.(NON)	244,300	66,478,916

		158,256,092
Building products (1.3%)
Johnson Controls International PLC	1,776,300	72,561,855

		72,561,855
Capital markets (2.3%)
BlackRock, Inc.	217,997	122,852,209

		122,852,209
Chemicals (4.6%)
Ecolab, Inc.	271,600	54,276,544
Koninklijke DSM NV (Netherlands)	428,607	70,632,646
Linde PLC	326,200	77,678,006
Novozymes A/S Class B (Denmark)	763,536	48,025,671

		250,612,867
Commercial services and supplies (1.0%)
GFL Environmental, Inc. (Canada)(S)	2,545,955	54,127,003

		54,127,003
Containers and packaging (1.9%)
Avery Dennison Corp.	223,000	28,508,320
Ball Corp.	896,900	74,550,328

		103,058,648
Electric utilities (2.3%)
NextEra Energy, Inc.	224,800	62,395,488
Orsted A/S (Denmark)	432,106	59,602,491

		121,997,979
Equity real estate investment trusts (REITs) (1.7%)
American Tower Corp.(R)	209,700	50,690,781
Boston Properties, Inc.(R)	514,400	41,306,320

		91,997,101
Food and staples retail (1.8%)
Walmart, Inc.	712,000	99,615,920

		99,615,920
Food products (1.5%)
Barry Callebaut AG (Switzerland)	14,644	32,560,385
McCormick & Co., Inc. (non-voting shares)	259,800	50,427,180

		82,987,565
Health-care equipment and supplies (5.5%)
Baxter International, Inc.	747,500	60,113,950
Cooper Cos., Inc. (The)	208,500	70,289,520
Danaher Corp.	767,800	165,330,374

		295,733,844
Hotels, restaurants, and leisure (3.3%)
Chipotle Mexican Grill, Inc.(NON)	70,700	87,930,297
Hilton Worldwide Holdings, Inc.	689,436	58,822,680
Vail Resorts, Inc.	158,700	33,957,039

		180,710,016
Household durables (—%)
HC Brillant Services GmbH (acquired 8/2/13, cost $69) (Private) (Germany)(NON)(F)(RES)	104	91

		91
Independent power and renewable electricity producers (2.0%)
AES Corp. (The)	5,928,500	107,365,135

		107,365,135
Industrial conglomerates (2.3%)
Honeywell International, Inc.	358,053	58,939,104
Roper Technologies, Inc.	162,400	64,165,864

		123,104,968
Insurance (2.4%)
AXA SA (France)	3,525,410	65,080,239
Prudential PLC (United Kingdom)	4,375,794	62,472,095

		127,552,334
Interactive media and services (2.3%)
Alphabet, Inc. Class A(NON)(S)	36,900	54,080,640
Alphabet, Inc. Class C(NON)	46,160	67,836,736

		121,917,376
Internet and direct marketing retail (6.0%)
Amazon.com, Inc.(NON)	89,377	281,424,041
Etsy, Inc.(NON)	332,755	40,472,991

		321,897,032
IT Services (5.7%)
Fidelity National Information Services, Inc.(S)	796,500	117,252,765
Okta, Inc.(NON)(S)	238,630	51,031,026
Snowflake, Inc. Class A(NON)(S)	59,147	14,845,897
Visa, Inc. Class A(S)	617,800	123,541,466

		306,671,154
Leisure products (1.6%)
Hasbro, Inc.	1,043,041	86,280,352

		86,280,352
Life sciences tools and services (2.4%)
Thermo Fisher Scientific, Inc.	289,700	127,908,344

		127,908,344
Machinery (1.0%)
Stanley Black & Decker, Inc.	336,400	54,564,080

		54,564,080
Multi-utilities (0.5%)
Ameren Corp.	357,900	28,302,732

		28,302,732
Multiline retail (1.8%)
Target Corp.	602,000	94,766,840

		94,766,840
Personal products (1.9%)
Unilever NV (Netherlands)	1,699,270	102,585,327

		102,585,327
Pharmaceuticals (3.4%)
AstraZeneca PLC (United Kingdom)	371,912	40,479,233
Merck & Co., Inc.	1,119,100	92,829,345
Roche Holding AG (Switzerland)	145,054	49,626,922

		182,935,500
Road and rail (1.3%)
Union Pacific Corp.	358,800	70,636,956

		70,636,956
Semiconductors and semiconductor equipment (5.4%)
Applied Materials, Inc.	700,100	41,620,945
ASML Holding NV (Netherlands)	201,400	74,370,978
First Solar Inc.(NON)(S)	559,307	37,026,123
NXP Semiconductors NV	473,700	59,122,497
Texas Instruments, Inc.	578,500	82,604,015

		294,744,558
Software (14.7%)
Adobe, Inc.(NON)	319,800	156,839,514
DocuSign, Inc.(NON)	329,400	70,900,056
Microsoft Corp.	1,893,500	398,259,855
Salesforce.com, Inc.(NON)	461,800	116,059,576
Talend SA ADR(NON)	1,292,750	50,468,960

		792,527,961
Specialty retail (2.0%)
Home Depot, Inc. (The)	385,900	107,168,289

		107,168,289
Technology hardware, storage, and peripherals (6.5%)
Apple, Inc.	3,035,728	351,567,660

		351,567,660
Textiles, apparel, and luxury goods (0.9%)
Levi Strauss & Co. Class A(S)	3,758,542	50,364,462

		50,364,462

Total common stocks (cost $3,204,796,828)		$5,344,996,966

CONVERTIBLE PREFERRED STOCKS (0.3%)(a)
	Shares	Value
Becton Dickinson and Co. $3.00 cv. pfd.(S)	323,431	$16,850,755
UNEXT.com, LLC $0.00 cv. pfd. (acquired 4/14/00, cost $10,451,238) (Private)(NON)(F)(RES)	125,000	—

Total convertible preferred stocks (cost $26,625,725)		$16,850,755

U.S. TREASURY OBLIGATIONS (—%)(a)
	Principal amount	Value
U.S. Treasury Notes
2.875%, 5/15/28(i)	$95,000	$112,853
1.75%, 11/15/29(i)	592,000	656,031

Total U.S. treasury obligations (cost $768,884)		$768,884

WARRANTS (—%)(a)(NON)
	Expiration date	Strike Price	Warrants	Value
Neuralstem, Inc. Ser. K (acquired 4/20/17, cost $—)(RES)	1/9/22	$42.00	55,497	$—

Total warrants (cost $—)				$—

SHORT-TERM INVESTMENTS (6.0%)(a)
		Principal amount/ shares	Value
Putnam Cash Collateral Pool, LLC 0.22%(AFF)	Shares	261,064,481	$261,064,481
Putnam Short Term Investment Fund Class P 0.21%(AFF)	Shares	57,276,138	57,276,138
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03%(P)	Shares	640,000	640,000
U.S. Treasury Bills 0.093%, 10/27/20		$3,100,000	3,099,827
U.S. Treasury Bills 0.100%, 11/5/20		527,000	526,955
U.S. Treasury Cash Management Bills 0.106%, 12/8/20(SEGSF)		2,700,000	2,699,286

Total short-term investments (cost $325,306,831)			$325,306,687
TOTAL INVESTMENTS

Total investments (cost $3,557,498,268)			$5,687,923,292

	FORWARD CURRENCY CONTRACTS at 9/30/20 (aggregate face value $130,029,878) (Unaudited)
	Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
	Bank of America N.A.
		British Pound	Sell	12/16/20	$15,174,956	$15,669,195	$494,239
	Barclays Bank PLC
		British Pound	Buy	12/16/20	3,241,467	3,347,250	(105,783)
	HSBC Bank USA, National Association
		British Pound	Sell	12/16/20	2,335,214	2,410,307	75,093
	JPMorgan Chase Bank N.A.
		Euro	Sell	12/16/20	55,778,534	56,455,287	676,753
	State Street Bank and Trust Co.
		Euro	Buy	12/16/20	1,349,768	1,367,297	(17,529)
	UBS AG
		Euro	Sell	12/16/20	50,180,047	50,780,542	600,495

	Unrealized appreciation						1,846,580

	Unrealized (depreciation)						(123,312)

	Total						$1,723,268
*	The exchange currency for all contracts listed is the United States Dollar.

Key to holding's abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from July 1, 2020 through September 30, 2020 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $5,406,759,041.
(NON)	This security is non-income-producing.
(RES)	This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $91, or less than 0.1% of net assets.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 6/30/20	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 9/30/20
Short-term investments
	Putnam Cash Collateral Pool, LLC*#	$270,949,625	$552,328,777	$562,213,921	$1,024,406	$261,064,481
	Putnam Short Term Investment Fund**	133,724,785	104,921,575	181,370,222	61,303	57,276,138

	Total Short-term investments	$404,674,410	$657,250,352	$743,584,143	$1,085,709	$318,340,619
* No management fees are charged to Putnam Cash Collateral Pool, LLC. There were no realized or unrealized gains or losses during the period.
# The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund received cash collateral of $261,064,481, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $255,809,338.
** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(SEGSF)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $140,972.
(F)	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities' valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio.
(i)	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts.
(P)	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
(R)	Real Estate Investment Trust.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
At the close of the reporting period, the fund maintained liquid assets totaling $116,921 to cover certain derivative contracts.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk.
The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $571,293 at the close of the reporting period.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
At the close of the reporting period, the fund had a net liability position of $123,312 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $140,972 and may include amounts related to unsettled agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$121,917,376	$—	$—
Consumer discretionary	841,186,991	—	91
Consumer staples	150,043,100	188,124,649	—
Financials	292,925,626	127,552,334	—
Health care	674,727,625	90,106,155	—
Industrials	409,567,224	—	—
Information technology	1,745,511,333	—	—
Materials	235,013,198	118,658,317	—
Real estate	91,997,101	—	—
Utilities	198,063,355	59,602,491	—

Total common stocks	4,760,952,929	584,043,946	91
Convertible preferred stocks	—	16,850,755	—
U.S. treasury obligations	—	768,884	—
Warrants	—	—	—
Short-term investments	57,916,138	267,390,549	—

Totals by level	$4,818,869,067	$869,054,134	$91
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$1,723,268	$—

Totals by level	$—	$1,723,268	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund's net assets and were not considered a significant portion of the fund's portfolio.
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Forward currency contracts (contract amount)	$126,700,000
Warrants (number of warrants)	55,000
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com